Exhibit 10.1
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                                     GRANTED

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY


STRATEGIC  ASSET  MANAGEMENT,
INC.,  derivatively  and  on  behalf  of  N-VIRO
INTERNATIONAL  CORPORATION,  a                         C.A.  No.:  20360
Delaware  Corporation,

Plaintiffs,

v.


J.  PATRICK  NICHOLSON,  MICHAEL
NICHOLSON,  TERRY  J.  LOGAN,  BOBBY
B. CARROLL,  PHILLIP  LEVIN,  DANIEL  J.
HASLINGER  and  B.K.  WESLEY
COPELAND,

Defendants,

and

N-VIRO  INTERNATIONAL
CORPORATION,  a  Delaware  Corporation,

Nominal  Defendant.



                                SCHEDULING ORDER
                                ----------------

     The parties have informed the Court that they have reached a proposed settlement of this matter. The parties have submitted to the Court a proposed
Notice of Settlement to Shareholders ("the Notice"), which describes this matter and the proposed settlement. The Court finds that the Notice gives shareholders fair notice of this matter and the proposed terms of settlement, and the Court has signed the Notice. Accordingly, it is agreed between the parties that:

     On October 14, 2004 at 10:00 a.m., the Court shall hold a hearing on the proposed settlement, at which time all objections to the proposed settlement will be considered. Within seven days of the execution of this Order, N-Viro shall mail the Notice to its shareholders as of August 25, 2004.

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

SNYDER & ASSOCIATES, P.A.. .  SAUL EWING LLP

/s/ Bayard J. Snyder . . . .  /s/ Michael F. Bonkowski
Bayard J. Snyder, Esquire. .  Michael F. Bonkowski, Esquire
DE#175 . . . . . . . . . . .  DE #2219
300 Delaware Ave., Ste. 1014  222 Delaware Ave., Ste. 1200
P.O. Box 90. . . . . . . . .  P.O. Box 1266
Wilmington, DE 19899 . . . .  Wilmington, DE 19899
(302)-657-8300                (302)-421-6863
Attorney for Plaintiff . . .  Attorney for All Defendants
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

SO  ORDERED  THIS  _____  day  of  August  2004.


The  Honorable  John  W.  Noble
Vice  Chancellor

Court:     DE  Court  of  Chancery

Judge:     John  Noble

LexisNexis  File  &  Serve  Reviewed  Filing  ID:  4097692

Date:     8/25/2004

Case  Number:  20360

Case  Name:  Strategic  Asset  Management Inc et al vs N Viro International Corp



/s/  Judge  John  Noble


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